SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report January 30, 2004
                          ----------------------------
                        (Date of earliest event reported)

                          Commission File No. 33-95538
                             -----------------------

                         SALTON SEA FUNDING CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                   47-0790493
                                   ----------

                                        (IRS Employer
                                     Identification No.)
                                       (State or other
                                       jurisdiction of
(Exact name of Registrants             incorporation or       (I.R.S. Employer
as specified in their charters)         organization)        Identification No.)
-------------------------------     ---------------------    -------------------

Salton Sea Brine Processing L.P.         California             33-0601721
Salton Sea Power Generation L.P.         California             33-0567411
Fish Lake Power LLC                      Delaware               33-0453364
Vulcan Power Company                     Nevada                 95-3992087
CalEnergy Operating Corporation          Delaware               33-0268085
Salton Sea Royalty LLC                   Delaware               47-0790492
VPC Geothermal LLC                       Delaware               91-1244270
San Felipe Energy Company                California             33-0315787
Conejo Energy Company                    California             33-0268500
Niguel Energy Company                    California             33-0268502
Vulcan/BN Geothermal Power Company       Nevada                 33-3992087
Leathers, L.P.                           California             33-0305342
Del Ranch, L.P.                          California             33-0278290
Elmore, L.P.                             California             33-0278294
Salton Sea Power LLC                     Delaware               47-0810713
CalEnergy Minerals LLC                   Delaware               47-0810718
CE Turbo LLC                             Delaware               47-0812159
CE Salton Sea Inc.                       Delaware               47-0810711
Salton Sea Minerals Corp.                Delaware               47-0811261

                302 S. 36th Street, Suite 400-A, Omaha, NE 68131
--------------------------------------------------------------------------------
                  (Address of principal executive offices and
                   Zip Code of Salton Sea Funding Corporation)

               Salton Sea Funding Corporation's Telephone Number,
                      including area code: (402) 341-4500
                               -------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Salton Sea Funding Corporation ("Funding Corporation") reported today that it has notified the holders of its 7.475% Senior Secured Series F Bonds due November 30, 2018 of the redemption of an aggregate principal amount of $136,383,000 of such Bonds, pro rata, in part, at a redemption price of 100% of such aggregate outstanding principal amount, plus accrued interest to the redemption date of March 1, 2004. The redemption is made pursuant to Section 2(j) of Funding Corporation's Fourth Supplemental Indenture at the option of Funding Corporation as substantial completion of the Zinc Recovery Project owned by CalEnergy Minerals LLC ("CalEnergy Minerals") has not occurred and CalEnergy Minerals has used reasonable efforts to cause such Zinc Recovery Project to achieve substantial completion on or prior to its guaranteed substantial completion date. Funding Corporation expects to make a demand on MidAmerican Energy Holdings Company ("MidAmerican") for the amount remaining on MidAmerican's guarantee of the Series F Bonds in order to fund the redemption. Upon such expected demand and payment under MidAmerican's guarantee, MidAmerican will have no further payment obligation thereunder. A copy of the press release announcing the redemption of the Bonds is included as Exhibit 99.1 to this report.

FORWARD LOOKING STATEMENTS

         Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1 - Salton Sea Funding Corporation Press Release dated January 30, 2004

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 SALTON SEA FUNDING CORPORATION


Date:  January 30, 2004                          By:    /s/  Paul J. Leighton
                                                    ----------------------------
                                                             Paul J. Leighton
                                                             Secretary

                                 EXHIBITS INDEX

         Exhibit
         Number   Exhibit

         99.1     Salton Sea Funding Corporation Press Release dated January 30,
                  2004